Federated Mortgage Fund

A Portfolio of Federated Total Return Series, Inc.

INSTITUTIONAL SHARES (TICKER FGFIX)
INSTITUTIONAL SERVICE SHARES (TICKER FGFSX)

SUPPLEMENT TO PROSPECTUSES DATED November 31, 2010

1. Under the heading entitled “What are the Fund's Main Investment Strategies?” please delete the first paragraph and replace it with the following:

“The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) and seeks to provide returns consistent with investments in the market for U.S. home mortgages. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund may invest up to 15% of its assets in noninvestment-grade MBS, including those backed by so-called “sub-prime” mortgages. The Fund also may invest in U.S. government securities and certain derivative instruments.”

2. Under the heading entitled “What are the Main Risks of Investing in the Fund?” please delete the current “Credit Risk.” and replace it with the following:

“Credit Risks. It is possible that borrowers will fail to pay interest and principal on the mortgages that back the non-agency MBS and noninvestment-grade MBS in which the Fund invests. This failure could, in turn, result in the Fund losing money on these investments.”

3. Under the heading entitled, “What are the Fund's Investment Strategies?” please delete the second paragraph and replace it with the following:

“The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) and seeks to provide returns consistent with investments in the market for U.S. home mortgages. A security is considered investment-grade quality if it is either: (i) rated within the four highest ratings categories by at least one nationally recognized statistical rating organization (an “NRSRO”); or (ii) if unrated, considered by the Adviser to be of investment-grade quality. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund may invest in non-agency MBS, which are those not issued or guaranteed by GSEs. The Fund may invest up to 15% of its assets in noninvestment-grade MBS, including those backed by so-called “sub-prime” mortgages. The also may invest in U.S. government securities and certain derivative instruments.”

4. Under the heading “What are the Specific Risks of Investing in the Fund?” under “MBS Risks” please delete the second paragraph and replace it with the following:

“Non-agency MBS (including noninvestment-grade MBS, such as those backed by sub-prime mortgages) are subject to the risk that payments made on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. See “Credit Risks.” Hybrid ARMs also involve special risks. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period, interest rates rise above the interest rate limits of the hybrid ARM, the Fund will not benefit from further increases in interest rates. CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited.

August 15, 2011

Federated Mortgage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450925 (8/11)